                       Investing
[LOGO OF EATON         for the          [PHOTO OF BRICK WALL AND
VANCE APPEARS HERE]    21st              EDUCATION SIGN APPEARS HERE]
                       Century



    Annual Report March 31, 1997




                                      EV

                                   MARATHON
[PHOTO OF HIGHWAY
 AT NIGHT APPEARS                  NATIONAL
     HERE]
                               LIMITED MATURITY

                                MUNICIPALS FUND


                                  Eaton Vance
                     Global Management-Global Distribution


[PHOTO OF SUSPENSION                                                    Marathon
 BRIDGE APPEARS HERE]

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OMITTED]

Thomas J. Fetter,
President

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. After showing signs of slowing at the year's outset, it became apparent in the first quarter of 1996 that the economy was stronger than anticipated and that inflation, while still modest, would bear further watching. Consequently, long-term bond yields climbed steadily higher, reaching their peak in mid-June, 1996.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

The first quarter of 1997 was marked by stronger-than-expected economic growth, a tightening labor market, and increasing uneasiness over inflation, which remains low. At its March 25 meeting, the Federal Reserve raised the Federal Funds Rate 0.25% in an effort to slow the economy and make a preemptory strike at inflation. In response to 1997's economic events, the bond market has sold off somewhat, and the yield on the 30-year Treasury Bond -- a widely-held gauge of bond market sentiment -- rose to 7.08% on March 31 from 6.64% at the end of 1996.

Despite Changing Market Conditions, Municipal Bonds Remain an Attractive Investment

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.


Tax-exempt bonds yield 81% of Treasury yields

[BAR GRAPH APPEARS HERE]

30-year AAA General Obligation (GO) Bonds*                 5.75%

Taxable equivalent yield of investment for
  couple in 36% tax bracket                                8.98%

30-year Treasury Bond                                      7.10%

Principal and interest payments of Treasury securities are guaranteed by the U.S. Government.

* GO yield is a compilation of a representative variety of general obligations and is not necessarily representative of the Fund's yields. Statistics as of March 31, 1997.

Past performance is not indicative of future results.
Source: Bloomberg, L.P.


We believe an investment in municipal bonds continues to represent good value for several reasons. First, Congress and the Clinton Administration have reached a tentative agreement to balance the budget over the next five years -- a development viewed favorably by bond investors. Second, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. And third, taxes remain a burden and, for most investors, municipal bonds are one of the last remaining vehicles for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free income for shareholders.

                                                       Sincerely,


                                                       Thomas J. Fetter,
                                                       President
                                                       May 9, 1997

                                                       /s/ Thomas J. Fetter

-------------------------------------------------------------------------------
   Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

MANAGEMENT DISCUSSION


An interview with William H. Ahern, Vice President and Portfolio Manager of National Limited Maturity Municipals Portfolio

[PHOTO OMITTED]

William H. Ahern,
Portfolio Manager

Q:  Bill, what were your impressions of the economy over the past year?

A: The economy has shown a good deal of resilience in the past year. While many economists expected the growth trend to slow in late 1996 or early 1997, it has maintained fairly strong momentum. The good news is that the expansion has continued without significant inflation. The Federal Reserve has monitored the situation closely and acted to preempt inflation, most recently in March, when it raised the Federal Funds Rates by 25 basis points (.25 percentage points). In response to the robust economic news, the bond market has been quite volatile.

Q:  What was behind the volatility?

A: The volatility appears to be more in response to shifting investor sentiment toward the inflation outlook than to any empirical evidence. While actual inflation data have been rather tame, the Fed has, for some time, signalled a bias for higher interest rates. Interestingly, with the exception of its March rate hike, the Fed has been fairly restrained in its actions. But the markets have, nonetheless, been waiting for the other shoe to drop. Meanwhile, investors have tended to overreact to economic reports, especially employment data. With job creation very strong, interest rates have risen more at the short end of the yield curve than the long end. That has produced a fairly volatile environment for the bond market. As evidence of that volatility, Treasury yields, which were 7.2% a year ago, declined to 6.35% in November before moving back up to 7.1% at March 31. That's a fairly wild ride for bond investors.

Q:  So the Fed has been "jawboning" interest rates higher?

A: That's correct. For many months, the Fed was able to accomplish much of the rate increase through public comment alone. This jawboning can be very effective over the short run, but runs the risk of losing credibility if it is not followed by action. Thus, the March rate increase, while a relatively mild action, can be seen as part of a larger Fed strategy to contain inflation.

Q:  Have you made any adjustments to the Portfolio in recent months?

A: Yes. We've made a number of structural changes to the Portfolio. As the market has become increasingly generic in recent years, these structural subtleties have become much more critical to performance. Our efforts have been aimed primarily at enhancing liquidity, improving the Portfolio's call protection, and adjusting duration, or the degree to which the Portfolio will respond to changes in interest rates.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997


Average Annual Total Returns/1/
----------------------------------------------------------------------

At Net Asset Value                      Class I            Class II
----------------------------------------------------------------------
One year                                    3.3%                3.7%
Life of Fund*                               4.8                 4.9

Including Maximum Applicable CDSC
----------------------------------------------------------------------
One year                                    0.3%                3.7%
Life of Fund*                               4.8                 4.9

* Class I: 5/22/92-3/31/97; For Class II, total return is based on Class I total return until the first conversion of shares from Class I to Class II on 6/27/96.

Five Largest Sectors By market value
----------------------------------------------------------------------
General Obligations                                        14.8%
Industrial Development                                     13.5%
Transportation                                             11.7%
Nursing Homes                                               9.1%
Housing                                                     7.7%
Portfolio Overview
----------------------------------------------------------------------
Number of Issues                                              55
Average Effective Maturity                            10.67 Yrs.
Average Duration/2/                                    6.63 Yrs.
Average Rating/3/                                             A-
Average Coupon                                             6.63%

/1/Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested. For Class I, returns reflect the applicable CDSC according to the following schedule: 3%- 1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year; 0%-5th and following years.

/2/The Fund's duration is determined by average maturity and periodic cash flows and is used to determine the Fund's sensitivity to changes in interest rates.

/3/Ratings are issued by Moody's Investors Service, a major independent ratings agency.

   Because the Fund is actively managed, sector weightings, and the characteristics listed under Portfolio overview are subject to change.

   Past performance is no guarantee of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

MANAGEMENT DISCUSSION CONT'D


    By consolidating holdings we have been able to reduce the number of bonds in the Portfolio while increasing the average size of those holdings. That helps to enhance the liquidity of the Portfolio. Call protection, of course, continues to be an important consideration. By increasing call protection, we have reduced the Portfolio's exposure to untimely bond redemptions and increased upside potential. Finally, we have used the market downturn as an opportunity to adjust the duration of the Portfolio and improve the trading characteristics of our bonds. By keeping an average duration generally in the 6.5- to-6.75 year range, we limited the damage during the recent downturn.

Q:  Specifically, what do you mean by a generic market?

A: That refers to the fact that in recent years, quality spreads - the yield difference between bonds of varying quality - have become increasingly narrow. That is largely a function of the widespread use of insurance by municipal bond issuers. Bonds that, based on their underlying fundamentals, would ordinarily carry an A-rating, receive a Aaa-rating due to private insurance. The result is that the municipal market is increasingly dominated by insured issues. Now, more than ever before, investors must really do their homework to find good values.

Q:  Has that affected your investment approach?

A: Yes. I think the changing make-up of the market has made it necessary for investors to expand their research efforts. For example, we have redoubled our efforts in the non-rated sector of the market. The non-rated segment typically consists of smaller issuers, such as colleges, nursing homes, or private purpose industrial development bonds. Because these bonds lack ratings from the major rating agencies, they may carry an unusually attractive coupon. Naturally, investing in non-rated bonds requires especially rigorous analysis. At Eaton Vance, we have dedicated more resources and analysts to this area of the market. Equally as important, we've developed our own internal criteria to make certain that these bonds meet our strict standards of creditworthiness.

    By focusing on this segment of the market we have been able to add incrementally to our yields in an era of declining spreads.

Q: Has the intermediate segment of the market performed in line with expectations?

A: Yes. While the intermediate municipal market declined with the rate increases, it characteristically declined less than the Treasury market. The intermediate segment of the market was isolated from the decline somewhat by shorter maturities as well as by the fact that price changes in the municipal market are rarely as large as in the Treasury market - either on the upside or the downside. Once again, the intermediate bond market performed pretty much in line with expectations.

Q:  Looking ahead, what is your outlook for the municipal market?

A: I remain generally constructive on the outlook for municipal bonds. While the economy has registered steady growth, inflation has been modest. Continuing increases in productivity and global competition are helping to keep inflation in check. Having said that, the Federal Reserve has been a staunch inflation-fighter and, therefore, we can't rule out the possibility of additional Fed rate hikes. That would be a potential hurdle over the short-term. But it's important to remember that Federal tax rates remain fairly onerous and municipal bonds are among the few ways for investors to reduce their tax bills.

    For the conservative investor, a major investment goal may be tax-free income with lower volatility, the mandate of the National Limited Municipals Portfolio. While past performance is no guarantee of future results, the intermediate sector has historically managed a good percentage of the yield of long-term bonds, with roughly half of their volatility. I believe intermediate municipals continue to merit consideration from conservative, income-oriented investors.

EV Marathon National Limited Maturity Municipals Fund as of March 31,1997

MANAGEMENT DISCUSSION CONT'D


Your Investment at Work
--------------------------------------------------------------------------------
  Eagle County Co Airport Terminal Corp.            [PICTURE OF AIRPLANE
  American Airlines                                        APPEARS HERE]

 . The bond proceeds financed the construction of a passenger terminal to be occupied and leased by American Airlines, Inc.

 . The 31,000 square foot project includes lobby, ticketing areas, baggage-handling equipment, passenger lounges, and additional apron space for aircraft parking which will further accommodate increasing air traffic demands within the area.

 . With an attractive 6.75% coupon, this non-rated bond is an example of how selective, research-driven, non-rated issues can add value to the Portfolio.


Fund Performance
--------------------------------------------------------------------------------
In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Marathon National Limited Maturity Municipals Fund and the unmanaged Lehman Brothers 7-Year Municipal Bond Index.

The blue line on the chart represents the Fund's performance at net asset value. For Class I, returns reflect the applicable CDSC according to the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year; 0%-5th and following years. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The black line represents the performance of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index of municipal bonds. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

Comparison of Change in Value of a $10,000 Investment in EV Marathon National Limited Maturity Municipals Fund vs. Lehman Brothers 7-Year Municipal Bond Index

From May 31, 1992, through March 31, 1997

                           [LINE GRAPH APPEARS HERE]

                EV Marathon National Limited            EV Marathon National Limited
      Date      Maturity Municipals Fund, Class I       Maturity Municipals Fund, Class II       7-Year Municipal Bond Index
------------------------------------------------------------------------------------------------------------------------------------
   5/31/92                                $10,000                                  $10,000                           $10,000
   6/30/92                                $10,120                                  $10,120                           $10,159
   7/31/92                                $10,459                                  $10,459                           $10,462
   8/31/92                                $10,327                                  $10,327                           $10,354
   9/30/92                                $10,391                                  $10,391                           $10,438
  10/31/92                                $10,274                                  $10,274                           $10,368
  11/30/92                                $10,517                                  $10,517                           $10,522
  12/31/92                                $10,613                                  $10,613                           $10,608
   1/31/93                                $10,722                                  $10,722                           $10,763
   2/28/93                                $11,041                                  $11,041                           $11,093
   3/31/93                                $10,905                                  $10,905                           $10,947
   4/30/93                                $10,983                                  $10,983                           $11,015
   5/31/93                                $11,031                                  $11,031                           $11,048
   6/30/93                                $11,157                                  $11,157                           $11,250
   7/31/93                                $11,180                                  $11,180                           $11,252
   8/31/93                                $11,344                                  $11,344                           $11,451
   9/30/93                                $11,441                                  $11,441                           $11,577
  10/31/93                                $11,464                                  $11,464                           $11,607
  11/30/93                                $11,391                                  $11,391                           $11,505
  12/31/93                                $11,549                                  $11,549                           $11,716
   1/31/94                                $11,652                                  $11,652                           $11,840
   2/28/94                                $11,465                                  $11,465                           $11,583
   3/31/94                                $11,134                                  $11,134                           $11,274
   4/30/94                                $11,193                                  $11,193                           $11,356
   5/31/94                                $11,258                                  $11,258                           $11,413
   6/30/94                                $11,224                                  $11,224                           $11,392
   7/31/94                                $11,357                                  $11,357                           $11,553
   8/31/94                                $11,381                                  $11,381                           $11,613
   9/30/94                                $11,281                                  $11,281                           $11,502
  10/31/94                                $11,171                                  $11,171                           $11,387
  11/30/94                                $11,023                                  $11,023                           $11,221
  12/31/94                                $11,180                                  $11,180                           $11,391
   1/31/95                                $11,369                                  $11,369                           $11,604
   2/28/95                                $11,556                                  $11,556                           $11,866
   3/31/95                                $11,627                                  $11,627                           $11,989
   4/30/95                                $11,635                                  $11,635                           $12,021
   5/31/95                                $11,821                                  $11,821                           $12,341
   6/30/95                                $11,780                                  $11,780                           $12,330
   7/31/95                                $11,880                                  $11,880                           $12,487
   8/31/95                                $11,965                                  $11,965                           $12,634
   9/30/95                                $12,029                                  $12,029                           $12,683
  10/31/95                                $12,117                                  $12,117                           $12,793
  11/30/95                                $12,227                                  $12,227                           $12,934
  12/31/95                                $12,279                                  $12,279                           $13,003
   1/31/96                                $12,368                                  $12,368                           $13,129
   2/28/96                                $12,302                                  $12,302                           $13,084
   3/31/96                                $12,151                                  $12,151                           $12,956
   4/30/96                                $12,133                                  $12,133                           $12,932
   5/31/96                                $12,113                                  $12,113                           $12,913
   6/30/96                                $12,148                                  $12,148                           $13,012
   7/31/96                                $12,201                                  $12,192                           $13,120
   8/31/96                                $12,232                                  $12,232                           $13,127
   9/30/96                                $12,351                                  $12,358                           $13,246
  10/31/96                                $12,442                                  $12,456                           $13,388
  11/30/96                                $12,647                                  $12,656                           $13,612
  12/31/96                                $12,569                                  $12,598                           $13,570
   1/31/97                                $12,538                                  $12,575                           $13,619
   2/28/97                                $12,662                                  $12,708                           $13,732
   3/31/97                                $12,553                                  $12,604                           $13,554


Average Annual Total Returns
--------------------------------------------------------------------------------
Class I At Net Asset Value
--------------------------------------------------------------------------------
One year                                                           3.3%
Life of Fund (5/22/92)                                             4.8
Value at 3/31/97                                               $12,553

Class II At Net Asset Value
--------------------------------------------------------------------------------
One year                                                           3.7%
Life of Fund (5/22/92)                                             4.9
Value at 3/31/97                                               $12,604

Class I Including Maximum Applicable CDSC
--------------------------------------------------------------------------------
One year                                                           0.3%
Life of Fund (5/22/92)                                             4.8
Value at 3/31/97                                               $12,553

   Source: Towers Data Systems, Bethesda, MD.

* Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of March 31, 1997

Assets
---------------------------------------------------------------------------------------
Investment in National Limited Maturity Municipals Portfolio,
     at value (Note 1A) (identified cost, $85,229,931)                   $   86,056,254
Receivable for Fund shares sold                                                  10,000
Prepaid expenses                                                                  7,554
Deferred organization expense (Note 1D)                                           1,745
---------------------------------------------------------------------------------------
Total assets                                                             $   86,075,553
---------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         $      118,686
Dividends payable                                                               148,899
Payable to affiliate for Trustees' fees (Note 4)                                    395
Accrued expenses                                                                 43,687
---------------------------------------------------------------------------------------
Total liabilities                                                        $      311,667
---------------------------------------------------------------------------------------
Net Assets for 8,514,079 shares of
      beneficial interest outstanding                                    $   85,763,886
---------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------
Paid-in capital                                                          $   88,058,343
Accumulated net realized loss on investments and financial
     futures contracts (computed on basis of identified cost)                (3,052,327)
Accumulated distributions in excess of net investment income                    (68,453)
Net unrealized appreciation of investments from Portfolio
     (computed on the basis of identified cost)                                 826,323
---------------------------------------------------------------------------------------
Total                                                                    $   85,763,886
---------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
---------------------------------------------------------------------------------------
Class I Shares
     Net Asset Value per share (Notes 3 and 6)
     ($48,692,294 / 4,833,487 shares of beneficial
     interest outstanding)                                               $        10.07
---------------------------------------------------------------------------------------
Class II Shares
     Net Asset Value per share (Notes 3 and 6)
     ($37,071,592 / 3,680,592 shares of beneficial
     interest outstanding)                                               $        10.07
---------------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
March 31, 1997

Investment Income (Note 1B)
---------------------------------------------------------------------------------------
Interest income allocated from Portfolio                                 $  5,999,243
Expenses allocated from Portfolio                                            (576,735)
---------------------------------------------------------------------------------------
Net investment income from Portfolio                                     $  5,422,508
---------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------
Compensation of Trustees not members of the
     Administrator's organization (Note 4)                               $      2,444
Distribution and service fees - Class I                                       725,560
Service fees - Class II                                                        27,324
Transfer and dividend disbursing agent fees                                    75,797
Printing and postage                                                           36,023
Registration fees                                                              30,378
Legal and accounting services                                                  12,878
Amortization of organization expenses (Note 1D)                                12,560
Custodian fee                                                                  10,420
Miscellaneous                                                                  19,299
---------------------------------------------------------------------------------------
Total expenses                                                           $    952,683
---------------------------------------------------------------------------------------

Net investment income                                                    $  4,469,825
---------------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
---------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)                     $     180,692
     Financial futures contracts                                            (1,029,081)
---------------------------------------------------------------------------------------
Net realized loss on investments                                         $    (848,389)
---------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investment transactions                                             $    (358,672)
     Financial futures contracts                                               114,724
---------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                      $    (243,948)
---------------------------------------------------------------------------------------

Net realized and unrealized loss on investments                          $  (1,092,337)
---------------------------------------------------------------------------------------

Net increase in net assets from operations                               $   3,377,488
---------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                           Year Ended                 Year Ended
in Net Assets                                March 31, 1997             March 31, 1996
-----------------------------------------------------------------------------------------
From operations --

     Net investment income                    $    4,469,825            $    5,147,545

     Net realized gain (loss) on
         investments                                (848,389)                1,506,987

     Net change in unrealized
         appreciation (depreciation)
         of investments                             (243,948)                 (585,728)
-----------------------------------------------------------------------------------------
Net increase in net assets
      from operations                         $    3,377,488            $    6,068,804
-----------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --

     From net investment income
         Class I                              $   (3,425,235)           $   (5,138,700)
         Class II                                   (913,947)                      --
-----------------------------------------------------------------------------------------
Total distributions to shareholders           $   (4,339,182)           $   (5,138,700)
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial
     interest (Note 3) --

     Proceeds from sale of shares
         Class I                              $    4,275,736            $    5,913,271

     Net asset value of shares
         issued to shareholders in
         payment of distributions declared
         Class I                                   1,811,549                 2,686,177
         Class II                                    295,465                        --

     Cost of shares redeemed
         Class I                                 (24,654,777)              (38,791,370)
         Class II                                 (7,029,741)                       --

     Net asset value of shares
         exchanged
         Class I                                 (43,941,246)                       --
         Class II                                 43,941,246                        --
-----------------------------------------------------------------------------------------
Net decrease in net assets from Fund
     share transactions                       $  (25,301,768)           $  (30,191,922)
-----------------------------------------------------------------------------------------

Net decrease in net assets                    $  (26,263,462)           $  (29,261,818)
-----------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------
At beginning of year                          $  112,027,348            $  141,289,166
-----------------------------------------------------------------------------------------
At end of year                                $   85,763,886            $  112,027,348
-----------------------------------------------------------------------------------------


Accumulated
distributions in excess
of net investment
income included
in net assets
-----------------------------------------------------------------------------------------

At end of year                                $      (68,453)           $     (199,096)
-----------------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

FINANCIAL STATEMENTS CONT'D
Financial Highlights

                                                                    Year Ended
                                                                  March 31, 1997                      Year Ended March 31,
                                                           ---------------------------  --------------------------------------------
                                                              Class        Class  *      1996        1995        1994        1993 **
                                                                 I           II
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--  Beginning of year                         $  10.170    $  10.030   $   10.130   $   10.160  $ 10.450   $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $   0.428    $   0.393   $    0.413   $    0.400  $  0.406   $ 0.339
Net realized and unrealized gain (loss) on investments          (0.098)       0.033++      0.040        0.033    (0.178)    0.573
------------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                 $   0.330    $   0.426   $    0.453   $    0.433  $  0.228   $ 0.912
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $  (0.430)   $  (0.386)  $   (0.413 ) $   (0.400) $ (0.406)  $(0.339)
In excess of net investment income                                  --           --           --       (0.058)   (0.091)       --
From net realized gain on investments                               --           --           --       (0.005)   (0.021)   (0.010)
From paid-in capital                                                --           --           --           --        --    (0.113)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.430)   $  (0.386)  $   (0.413 ) $   (0.463) $ (0.518)  $(0.462)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                $  10.070    $  10.070   $   10.170   $   10.130  $ 10.160   $10.450
------------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                                3.30%        4.06%        4.51 %       4.43%     2.10%     9.05%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                        $  48,692    $  37,072   $  112,027   $  141,289  $151,787   $89,878
Ratio of net expenses to average daily net assets (2)(3)          1.69%        0.99%+       1.64 %       1.57%     1.46%     1.50%+
Ratio of net expenses to average daily net assets after
     custodian fee reduction /(2)/                                1.67%        0.97%+       1.63 %         --        --        --
Ratio of net investment income to average daily net assets        4.37%        5.14%+       4.04 %       3.99%     3.78%     3.86%+
Portfolio Turnover /(4)/                                            --           --           --           --        --        51%
------------------------------------------------------------------------------------------------------------------------------------

+    The operating expenses of the Fund reflects a reduction of the Investment
Adviser fee.  Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
     Expenses (2)                                                                                                            1.68%+
     Net investment income                                                                                                   3.68%+
Net investment income per share                                                                                          $  0.323

+    Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*    For the period from the start of business, June 27, 1996, to March 31,
     1997.
**   For the period from the start of business, May 22, 1992, to March 31, 1993.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2)  Includes the Fund's share of the Portfolio's allocated expenses.
(3) The expense ratios for the year ended March 31, 1996 and periods thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS


1    Significant Accounting Policies
  ------------------------------------------------------------------------------
     EV Marathon National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has two classes of shares. Class I shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 6). Class I shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class II shares. All classes of shares have equal rights as to assets and voting privileges. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (83.9% at March 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

     C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments.

     Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $3,181,558 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on March 31, 2003 ($1,638,170), March 31, 2004 ($769,552), and March 31, 2005 ($773,836). Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

     D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

     E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

     G Other -- Investment transactions are accounted for on a trade date basis.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

2    Distributions to Shareholders
   -----------------------------------------------------------------------------
     The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3    Shares of Beneficial Interest
   -----------------------------------------------------------------------------
     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Class I and II shares were as follows:

                                                    Year Ended March 31,
                                              -------------------------------
     Class I                                        1997             1996
    -------------------------------------------------------------------------
     Sales                                          422,835         575,154
     Issued to shareholders electing
       to receive payments of
       distributions in Fund shares                 179,046         261,901
     Redemptions                                 (2,435,330)     (3,777,641)
     Exchange to Class II shares                 (4,344,898)              -
    -------------------------------------------------------------------------

     Net increase (decrease)                     (6,178,347)     (2,940,586)
    -------------------------------------------------------------------------


                                                               Year Ended
     Class II                                                  March 31, 1997
    --------------------------------------------------------------------------
     Sales                                                                 -
     Issued to shareholders electing
       to receive payments of
       distributions in Fund shares                                   29,088
     Redemptions                                                    (693,394)
     Exchange from Class I shares                                  4,344,898
    --------------------------------------------------------------------------

     Net increase (decrease)                                       3,680,592
    --------------------------------------------------------------------------

     There were no transactions involving Class II shares for the year ended March 31, 1996.

4    Transactions with Affiliates
  ------------------------------------------------------------------------------
     Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

5    Distribution Plan
   -----------------------------------------------------------------------------
     The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's Class I daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% of the aggregate amount received by the Fund for Class I shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund accrued $607,612 as payable to EVD for the year ended March 31, 1997, representing 0.75%

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

     (annualized) of average daily net assets attributable to Class I shares. At March 31, 1997, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $542,000.

     In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.15% per annum of the Fund's average daily net assets attributable to both Class I and Class II shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended March 31, 1997 amounted to $117,948 for Class I and $27,324 for Class II.

     Certain officers and Trustees of the Fund are officers or directors of EVD.

6    Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
     A contingent deferred sales charge (CDSC) is imposed on any redemption of Class I shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class I shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $241,000 of CDSC paid by shareholders of Class I shares for the year ended March 31, 1997.

7    Investment Transactions
  ------------------------------------------------------------------------------
     Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 1997, aggregated $4,896,127 and $35,643,923, respectively.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Investment Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Marathon National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the financial highlights for each of the years in the four year period ended March 31, 1997 and for the period from the start of business May 22, 1992 to May 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon National Limited Maturity Municipals Fund at March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         May 2, 1997

National Limited Maturity Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.00%


Ratings (Unaudited)
-------------------       Principal
                          Amount
             Standard     (000
Moody's      & Poor's     omitted)       Security                     Value
-------------------------------------------------------------------------------------
Cogeneration -- 1.31%
-------------------------------------------------------------------------------------
 NR          A+         $ 1,250      New Jersey Economic Development
                                     Authority, Vineland
                                     Cogeneration Limited
                                     Partnership Project (AMT),
                                     7.875%, 6/1/19                     $  1,343,175
-------------------------------------------------------------------------------------
                                                                        $  1,343,175
-------------------------------------------------------------------------------------

Education -- 7.24%
-------------------------------------------------------------------------------------
 NR          NR         $ 1,500      Arizona Educational Loan
                                     Marketing Corp., (AMT), 6.00%,
                                     9/1/01                             $  1,556,310

 NR          NR           1,900      Arizona Educational Loan
                                     Marketing Corp., (AMT), 6.25%,
                                     6/1/06                                1,950,426

 A           NR           1,000      Arizona Student Loan
                                     Acquisition Authority, (AMT),
                                     7.625%, 5/1/10                        1,080,430

 A1          NR           1,730      Massachusetts Health and
                                     Educational Facilities
                                     Authority (Tufts University),
                                     7.40%, 8/1/18                         1,828,420

 Ba1         NR           1,000      New Hampshire Higher Education
                                     and Health Facilities Authority
                                     (Colby-Sawyer College), 7.20%,
                                     6/1/12                                1,012,640
-------------------------------------------------------------------------------------
                                                                        $  7,428,226
-------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.73%
-------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,500      Grand Ledge, MI, Public School
                                     District, (MBIA), Prerefunded
                                     to 5/1/04, 7.875%, 5/1/11          $  1,781,580
-------------------------------------------------------------------------------------
                                                                        $  1,781,580
-------------------------------------------------------------------------------------

General Obligations -- 14.82%
-------------------------------------------------------------------------------------
 Baa         BBB        $ 5,000      City of Detroit, Michigan,
                                     6.50%, 4/1/02/(1)/                 $  5,262,799

 Ba1         BBB          1,000      Cleveland, OH,  City School
                                     District, 6.50%, 6/15/97              1,001,290

 NR          NR           1,800      Pennsylvania Economic
                                     Development Authority, Resource
                                     Recovery, (Northampton Project)
                                     (AMT), 6.75%, 1/1/07                  1,821,006

 Aa3         AA-          3,800      State of Connecticut, 5.375%,
                                     5/15/12/(2)/                          3,738,022

 Baa         NR           3,270      Youngstown, OH, County School
                                     District, 6.40%, 7/1/00               3,391,055
-------------------------------------------------------------------------------------
                                                                        $ 15,214,172
-------------------------------------------------------------------------------------

Hospitals -- 2.25%
-------------------------------------------------------------------------------------
 Aa3         AA-        $ 2,500      Greenville, SC, Hospital System
                                     (Board of Trustees), 5.25%,
                                     5/1/17                             $  2,311,500
-------------------------------------------------------------------------------------
                                                                        $  2,311,500
-------------------------------------------------------------------------------------

Housing -- 7.70%
-------------------------------------------------------------------------------------
 A           NR         $ 1,005      Illinois Development Finance
                                     Authority, Elderly Housing,
                                     (Mattoon Tower - Section 8),
                                     6.35%, 7/1/10                      $  1,013,854

 Baa         NR           1,125      Illinois Development Finance
                                     Authority, Elderly Housing,
                                     (Rome Meadows), 6.40%, 2/1/03         1,138,489

 Baa         NR           1,145      Illinois Development Finance
                                     Authority, Elderly Housing,
                                     (Rome Meadows), 6.65%, 2/1/06         1,160,103

 NR          A            3,500      Maricopa County, AZ, Industrial
                                     Development Authority,
                                     Multifamily, 6.45%, 1/1/17            3,568,915

 NR          NR           1,025      Maricopa County, AZ, Industrial
                                     Development Authority,
                                     Multifamily, 7.876%, 1/1/11           1,022,427
-------------------------------------------------------------------------------------
                                                                        $  7,903,788
-------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 13.50%
-------------------------------------------------------------------------------------
 NR          NR         $   690      Austin, TX (Cargoport
                                     Development LLC) (AMT), 7.50%,
                                     10/1/07                            $    691,387

 NR          NR             455      Austin, TX (Cargoport
                                     Development LLC) (AMT), 8.30%,
                                     10/1/21                                 459,696

 A3          A-           2,450      Columbus, NC (International
                                     Paper Co.), 5.80%, 12/1/16            2,349,991

 NR          NR           3,500      Jackson, TN, Solid Waste
                                     Disposal (Owens-Corning
                                     Fiberglass), (AMT), 6.25%,
                                     3/31/04/(1)/                          3,532,655

 NR          NR             500      Kimball, NE, Economic
                                     Development Authority, (Clean
                                     Harbors Inc.) (AMT), 10.75%,
                                     9/1/26                                  503,850

 NR          NR           1,000      New Jersey Economic Development
                                     Authority, 8.00%, 10/1/07               994,900

 NR          NR           1,000      New Jersey Economic Development
                                     Authority (Holt Hauling and
                                     Warehouse), 7.80%, 12/15/16             997,920

                        See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------     Principal
                          Amount
             Standard     (000
Moody's      & Poor's     omitted)    Security                          Value
-----------------------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
-----------------------------------------------------------------------------------------
 NR          BBB        $ 2,000      Pennsylvania Economic
                                     Development Authority, Resource
                                     Recovery, (AMT), (Colver
                                     Project), 7.05%, 12/1/10           $     2,117,520

 NR          NR           1,455      Santa Fe, NM (Crow Hobbs),
                                     8.25%, 9/1/05                            1,461,475

 NR          NR             750      State of Ohio, Solid Waste
                                     (Republic Engineered Steel,
                                     Inc.) (AMT), 9.00%, 6/1/21                 754,973
-----------------------------------------------------------------------------------------
                                                                        $    13,864,367
-----------------------------------------------------------------------------------------

Insured Electric Utilities -- 2.87%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,000      Municipal Electric Authority
                                     Georgia (AMBAC), 5.375%, 1/1/10    $     2,949,510
-----------------------------------------------------------------------------------------
                                                                        $     2,949,510
-----------------------------------------------------------------------------------------

Insured General Obligations -- 3.80%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,000      Commonwealth of Massachusetts
                                     (FGIC), 5.125%, 11/1/15            $     1,855,520

 Aaa         AAA          2,250      Commonwealth of Massachusetts
                                     (MBIA), 4.875%, 10/1/13                  2,043,090
-----------------------------------------------------------------------------------------
                                                                        $     3,898,610
-----------------------------------------------------------------------------------------

Insured Housing -- 4.09%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,115      Massachusetts Housing Finance
                                     Authority (Harborpoint
                                     Development), (AMBAC), (AMT),
                                     6.20%, 12/1/10                     $     2,174,855

 Aaa         AAA          2,000      Massachusetts Housing Finance
                                     Authority, (MBIA), 6.10%, 7/1/15         2,027,140
-----------------------------------------------------------------------------------------
                                                                        $     4,201,995
-----------------------------------------------------------------------------------------

Insured Special Tax Revenue -- 6.11%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,000      Los Angeles County California
                                     Public Works (MBIA), 5.25%,
                                     9/1/12                             $     2,880,420

 Aaa         AAA          3,500      Pennsylvania Intergovernmental
                                     Cooperative Authority (FGIC),
                                     5.50%, 6/15/16                           3,388,840
-----------------------------------------------------------------------------------------
                                                                        $     6,269,260
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

Insured Transportation -- 5.06%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,000      Chicago, IL (O'Hare
                                     International Airport) (AMBAC),
                                     5.50%, 1/1/16                      $     2,840,280

 Aaa         AAA          2,270      Texas Turnpike Authority
                                     (FGIC), 6.00%, 1/1/03/(3)/               2,358,621
-----------------------------------------------------------------------------------------
                                                                        $     5,198,901
-----------------------------------------------------------------------------------------

Life Care -- 6.59%
-----------------------------------------------------------------------------------------
 Baa2        BBB        $   805      Colorado Health Facilities
                                     Authority, (Rocky Mountain
                                     Adventist), 6.00%, 2/1/98          $       809,750

 NR          A+           2,000      Illinois Health Facilities
                                     Authority, 6.125%, 8/15/10               1,943,380

 Baa3        BB           1,570      Massachusetts Health and
                                     Educational Finance Authority
                                     (Milford Whitinsville
                                     Hospital), 7.125%, 7/15/02               1,586,108

 Baa3        BBB-         1,915      Richardson, TX, Hospital
                                     Authority, (Richardson Medical
                                     Center), 6.50%, 12/1/12                  1,940,699

 NR          NR             475      Vermont State Industrial
                                     Development Authority, (Wake
                                     Robins), 8.00%, 4/1/99                     482,847
-----------------------------------------------------------------------------------------
                                                                        $     6,762,784
-----------------------------------------------------------------------------------------

Nursing Homes -- 9.09%
-----------------------------------------------------------------------------------------
 NR          NR         $ 1,105      Arizona Health Facilities
                                     Authority Assisted Living
                                     Facilites, (Mesa), 7.625%,
                                     1/1/06                             $     1,093,795

 NR          A+           4,000      California Statewide Nursing
                                     Homes, (Pacific Homes), 5.90%,
                                     4/1/09                                   4,034,239

 NR          NR           1,000      Fairfield, OH, Economic
                                     Development  Revenue (Beverly
                                     Enterprises), 8.50%, 1/1/03              1,080,490

 NR          NR           1,500      Massachusetts Industrial
                                     Finance Agency, Health Care
                                     Facilities (Age Institute of
                                     Massachusetts), 7.60%, 11/1/05           1,499,385

 NR          NR           1,550      Saint Tammany Public Trust
                                     Finance Authority, Louisiana
                                     (Christwood), 8.75%, 11/15/05            1,621,176
-----------------------------------------------------------------------------------------
                                                                        $     9,329,085
-----------------------------------------------------------------------------------------

Pooled Loans -- 0.98%
-----------------------------------------------------------------------------------------
 A           NR         $ 1,000      Arkansas State Student Loan
                                     Authority (AMT), 6.25%, 6/1/10     $     1,005,080
-----------------------------------------------------------------------------------------
                                                                        $     1,005,080
-----------------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------       Principal
                          Amount
             Standard     (000
Moody's      & Poor's     omitted)    Security                          Value
-------------------------------------------------------------------------------------
Solid Waste -- 1.13%
-------------------------------------------------------------------------------------
 NR          BBB-       $ 1,120      New Jersey Economic Development
                                     Authority, Heating and Cooling
                                     (Trigen-Trenton), (AMT), 6.10%,
                                     12/1/05                            $  1,158,786
-------------------------------------------------------------------------------------
                                                                        $  1,158,786
-------------------------------------------------------------------------------------

Transportation -- 11.73%
-------------------------------------------------------------------------------------
 Baa         BBB        $ 2,000      Denver, CO City and County
                                     Airport, (AMT), 7.00%, 11/15/99    $  2,108,060

 NR          NR           1,225      Eagle County, CO, Airport
                                     Terminal Corp. (American
                                     Airlines), (AMT), 6.75%, 5/1/06       1,252,403

 NR          NR           1,180      Los Angeles, CA, Regional
                                     Airport Improvement Corporate
                                     Lease, (TransWorld Airlines),
                                     6.125%, 5/15/00                       1,156,164

 A1          A+           3,000      Massachusetts State Turnpike
                                     Authority, 5.00%, 1/1/20              2,662,290

 Aa          A+           3,000      Triborough Bridge and Tunnel
                                     Authority, 5.30%, 1/1/17              2,823,030

 Aa2         AA           2,000      Wisconsin Housing and Economic
                                     Development Authority, 6.45%,
                                     9/1/27                                2,038,700
-------------------------------------------------------------------------------------
                                                                        $ 12,040,647
-------------------------------------------------------------------------------------

Total Tax-Exempt Investments
     (identified cost, $101,840,272)                                    $102,661,466
-------------------------------------------------------------------------------------

/(1)/  Security has been segregated to cover when-issued securities.

/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(3)/  When-issued security.

     AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk of such economic developments, at March 31, 1997, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.4% to 8.5% of total investments.



At March 31, 1997 the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments is as follows:

                   Massachusetts                                     15%
                   Arizona                                           10%
                   Others, representing less than 10% individually   75%

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of March 31, 1997
Assets
-----------------------------------------------------------------------------------------
Investments, at value (Note 1A)
     (identified cost, $101,840,272)                                      $ 102,661,466
Cash                                                                                704
Receivable for investments sold                                               1,594,030
Interest receivable                                                           2,142,095
Receivable for variation margin on open financial futures
     contracts (Note 1E)                                                          7,633
Deferred organization expenses (Note 1D)                                          2,687
-----------------------------------------------------------------------------------------
Total assets                                                              $ 106,408,615
-----------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)                              $   2,325,933
Demand note payable (Note 3)                                                  1,569,000
Payable to affiliate - Trustees' fees (Note 2)                                    2,256
Accrued expenses                                                                  7,910
-----------------------------------------------------------------------------------------

Total liabilities                                                         $   3,905,099
-----------------------------------------------------------------------------------------

Net Assets applicable to investors' interest in Portfolio                 $ 102,503,516
-----------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                   $ 101,543,559
Net unrealized appreciation of investments and financial
     futures contracts (computed on the basis of identified cost)               959,957
-----------------------------------------------------------------------------------------
Total                                                                     $ 102,503,516
-----------------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
March 31, 1997
Investment Income
-----------------------------------------------------------------------------------------
Interest income                                                             $ 7,212,252
-----------------------------------------------------------------------------------------
Total income                                                                $ 7,212,252
-----------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                             $   575,268
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                                   8,729
Custodian fee                                                                    66,720
Legal and accounting services                                                    24,420
Bond pricing                                                                     10,848
Amortization of organization expenses (Note 1D)                                   2,467
Miscellaneous                                                                    31,222
-----------------------------------------------------------------------------------------

Total expenses                                                              $   719,674
-----------------------------------------------------------------------------------------

Deduct --
     Reduction of custodian fee (Note 1H)                                   $    26,132
-----------------------------------------------------------------------------------------
Total expense reductions                                                    $    26,132
-----------------------------------------------------------------------------------------

Net expenses                                                                $   693,542
-----------------------------------------------------------------------------------------

Net investment income                                                       $ 6,518,710
-----------------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
-----------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)                        $   108,501
     Financial futures contracts                                             (1,238,242)
-----------------------------------------------------------------------------------------
Net realized loss on investments                                            $(1,129,741)
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments                                                            $  (288,902)
     Financial futures contracts                                                138,763
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                        $  (150,139)
-----------------------------------------------------------------------------------------

Net realized and unrealized loss on investments                             $(1,279,880)
-----------------------------------------------------------------------------------------

Net increase in net assets from operations                                  $ 5,238,830
-----------------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                        Year Ended           Year Ended
in Net Assets                              March 31, 1997       March 31, 1996
---------------------------------------------------------------------------------
From operations --
     Net investment income                   $     6,518,710      $   7,759,487
     Net realized gain (loss)
         on investments                           (1,129,741)         1,454,592
     Net change in unrealized
         appreciation (depreciation)                (150,139)          (359,938)
---------------------------------------------------------------------------------
Net increase in net assets
     from operations                         $     5,238,830      $   8,854,141
---------------------------------------------------------------------------------
Capital transactions --
     Contributions                           $     8,914,088      $  15,935,762
     Withdrawals                                 (46,425,770)       (59,634,339)
---------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                    $   (37,511,682)     $ (43,698,577)
---------------------------------------------------------------------------------

Net decrease in net assets                   $   (32,272,852)     $ (34,844,436)
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                         $   134,776,368      $ 169,620,804
---------------------------------------------------------------------------------
At end of year                               $   102,503,516      $ 134,776,368
---------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Year Ended March 31,
                                             ----------------------------------------------------------------------------------
                                                     1997                 1996                  1995                  1994*
-------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                      0.60%                0.57%                  0.53%                 0.52%+
Expenses after custodian fee reduction              0.58%                0.56%                    --                    --
Net investment income                               5.45%                5.08%                  5.02%                 4.74%+
Portfolio Turnover                                    68%                  68%                    56%                   21%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)        $  102,504            $  134,776            $  169,621            $  177,842
-------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, May 3, 1993, to March 31, 1994. /(1)/ The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS


1    Significant Accounting Policies
  ------------------------------------------------------------------------------
     National Limited Maturity Municipals Portfolio (the Portfolio) seeks to provide (1) a high level of income exempt from regular federal income tax and (2) limited principal fluctuation. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

     C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

     D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

     E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

     G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

     H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

National Limited Maturity Municipals Portfolio as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

     I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     J Other -- Investment transactions are accounted for on a trade date basis.

2    Investment Adviser Fee and Other Transactions
     with Affiliates
     ---------------------------------------------------------------------------
     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1997, the fee was equivalent to 0.48% of the Portfolio's average net assets for such period and amounted to $575,268. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1997, no significant amounts have been deferred.

3    Line of Credit
     ---------------------------------------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the bank's adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1997, the Portfolio had a balance outstanding pursuant to this line of credit of $1,569,000. The Portfolio did not have any significant borrowings or allocated fees during the period.

4    Investments
     ---------------------------------------------------------------------------
     Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $82,251,588 and $116,331,586, respectively.

5    Federal Income Tax Basis of Investments
     ---------------------------------------------------------------------------
     The cost and unrealized appreciation/depreciation in value of the investments owned at March 31, 1997, as computed on a federal income tax basis, were as follows:


     Aggregate cost                                      $101,840,272
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                       $  1,485,488

     Gross unrealized depreciation                           (664,294)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                         $    821,194
     ---------------------------------------------------------------------------

6    Financial Instruments
     ---------------------------------------------------------------------------
     The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 1997 were as follows:


     Futures
     Contracts                                              Net Unrealized
     Expiration Date  Contracts                Position     Appreciation
     -----------------------------------------------------------------------
     6/97             50  U.S. Treasury Bonds  Short        $        138,763
     -----------------------------------------------------------------------

National Limited Maturity Municipals Portfolio as of March 31, 1997

INDEPENDENT AUDITORS' REPORT




To the Trustees and Investors of
National Limited Maturity Municipals Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Limited Maturity Municipals Portfolio as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the supplementary data for each of the years in the three year period ended March 31, 1997 and for the period from the start of business, May 3, 1993 to March 31, 1994. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio at March 31, 1997, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.



                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         May 2, 1997

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1997

INVESTMENT MANAGEMENT



EV Marathon National Limited Maturity Municipals Fund


    Officers                        Independent Trustees

    Thomas J. Fetter                Donald R. Dwight
    President                       President, Dwight Partners, Inc.
                                    Chairman, Newspapers of New England, Inc.
    James B. Hawkes
    Vice President and Trustee      Samuel L. Hayes, III
                                    Jacob H. Schiff Professor of Investment
    Robert B. MacIntosh             Banking, Harvard University Graduate
    Vice President                  School of Business Administration

    James L. O'Connor               Norton H. Reamer
    Treasurer                       President and Director, United Asset
                                    Management Corporation
    Thomas Otis
    Secretary                       John L. Thorndike
                                    Formerly Director, Fiduciary Company
                                    Incorporated

                                    Jack L. Treynor
                                    Investment Adviser and Consultant


National Limited Maturity Municipals Portfolio


    Officers                        Independent Trustees

    Thomas J. Fetter                Donald R. Dwight
    President                       President, Dwight Partners, Inc.
                                    Chairman, Newspapers of New England, Inc.
    James B. Hawkes
    Vice President and Trustee      Samuel L. Hayes, III
                                    Jacob H. Schiff Professor of Investment
    Robert B. MacIntosh             Banking, Harvard University Graduate
    Vice President                  School of Business Administration

    William H. Ahern, Jr.           Norton H. Reamer
    Vice President and              President and Director, United Asset
    Portfolio Manager               Management Corporation

    James L. O'Connor               John L. Thorndike
    Treasurer                       Formerly Director, Fiduciary Company
                                    Incorporated
    Thomas Otis
    Secretary                       Jack L. Treynor
                                    Investment Adviser and Consultant

Investment Adviser of
National Limited Maturity Municipals Portfolio
Boston Management and Research
24 Federal Street
Boston, MA02110

Administrator of EV Marathon National
Limited Maturity Municipals Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



EV Marathon National
Limited Maturity Municipals Fund
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                  M-LNASRC-5/97